Fees Summary	Dec. 08, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	10,266,244.25
Total Transaction Valuation	74,339,205,270.00
Total Offset Amount	0.00
Net Fee	$ 10,266,244.25